UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2002

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB1 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB1
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  December 27, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A        50,000,000.00     40,426,754.80   1,378,665.01  59,723.71    1,438,388.72       0.00        0.00       39,048,089.79
A2A       117,592,000.00     93,752,953.74   3,433,115.76 136,129.81    3,569,245.57       0.00        0.00       90,319,837.98
A2B        20,751,000.00     18,102,217.08     381,457.31  28,729.59      410,186.90       0.00        0.00       17,720,759.77
M1         15,891,000.00     15,891,000.00           0.00  30,586.23       30,586.23       0.00        0.00       15,891,000.00
M2         12,950,000.00     12,950,000.00           0.00  30,391.66       30,391.66       0.00        0.00       12,950,000.00
B1          7,063,000.00      7,063,000.00           0.00  20,451.40       20,451.40       0.00        0.00        7,063,000.00
B2          8,240,000.00      8,240,000.00           0.00  36,380.50       36,380.50       0.00        0.00        8,240,000.00
N          12,900,000.00      6,270,380.42     739,698.18  49,901.78      789,599.96       0.00        0.00        5,530,682.24
R                   0.00              0.00           0.00       0.00            0.00       0.00        0.00                0.00
TOTALS    245,387,000.00    202,696,306.04   5,932,936.26 392,294.68    6,325,230.94       0.00        0.00      196,763,369.78

AIO        73,130,000.00     73,130,000.00           0.00 250,925.18      250,925.18          0.00        0.00    73,130,000.00
X         235,429,185.40    199,368,790.43           0.00       0.00            0.00          0.00        0.00   194,175,552.36
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------
A1A      12489WEG5        808.53509600    27.57330020   1.19447420  28.76777440     780.96179580          A1A        1.750000 %
A2A      12489WEN0        797.27323066    29.19514729   1.15764516  30.35279245     768.07808337          A2A        1.720000 %
A2B      12489WEP5        872.35396270    18.38259891   1.38449183  19.76709074     853.97136379          A2B        1.880000 %
M1       12489WEJ9      1,000.00000000     0.00000000   1.92475175   1.92475175   1,000.00000000          M1         2.280000 %
M2       12489WEK6      1,000.00000000     0.00000000   2.34684633   2.34684633   1,000.00000000          M2         2.780000 %
B1       12489WEL4      1,000.00000000     0.00000000   2.89556846   2.89556846   1,000.00000000          B1         3.430000 %
B2       12489WEM2      1,000.00000000     0.00000000   4.41510922   4.41510922   1,000.00000000          B2         5.230000 %
N        N/A              486.07600155    57.34094419   3.86835504  61.20929922     428.73505736          N          9.550000 %
TOTALS                    826.02707576    24.17787519   1.59867752  25.77655271     801.84920057

AIO      12489WEH3      1,000.00000000     0.00000000   3.43122084   3.43122084   1,000.00000000          AIO        4.200000 %
X        N/A              846.83124606     0.00000000   0.00000000   0.00000000     824.77264673          X          0.000000 %
-------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   December 26, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  945,318.78
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          945,318.78
Sec. 4.06(iii) Extra Principal Distribution Amount                      146,027.85

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             50,250.00
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             50,250.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  69,207,879.20
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  124,967,673.16

Sec. 4.06(vii) Total Beginning Number of Loans                         2,196.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                   980.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,216.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,150.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                       959.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,191.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.84%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                  10.05%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.73%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 263.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 327.00


Sec. 4.06(viii)Loans Delinquent

 Group 1
                                            Principal
Category          Number               Balance               Percentage
1 Month                    87            5,950,120.48                  8.60 %
2 Month                    44            2,885,753.95                  4.17 %
3 Month                   301           19,286,504.61                 27.87 %
Total                     432           28,122,379.04                 40.64 %
 Group 2
                                      Principal
Category          Number               Balance               Percentage
1 Month                   120           12,484,378.29                  9.99 %
2 Month                    35            3,106,090.12                  2.49 %
3 Month                   208           21,203,574.56                 16.97 %
 Total                    363           36,794,042.97                 29.45 %
 Group Totals
                                      Principal
Category          Number               Balance               Percentage
1 Month                   207           18,434,498.77                  9.49 %
2 Month                    79            5,991,844.07                  3.09 %
3 Month                   509           40,490,079.17                 20.85 %
 Total                    795           64,916,422.01                 33.43 %

Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   December 26, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
          69              5,446,627.82                 7.87 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          81              8,893,726.19                 7.12 %
Group Totals
                        Principal
 Number                 Balance               Percentage
         150             14,340,354.01                 7.39 %


Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
                        Principal
 Number                 Balance               Percentage
         192             11,811,898.73                17.07 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          96              9,132,976.75                 7.31 %
Group Totals
                        Principal
 Number                 Balance               Percentage
         288             20,944,875.48                10.79 %


Sec. 4.06(ix)Loans in REO

 Group 1
                        Principal
 Number                 Balance               Percentage
          13                637,322.39                 0.92 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          15              1,723,113.82                 1.38 %
Group Totals
                        Principal
 Number                 Balance               Percentage
          28              2,360,436.21                 1.22 %



Sec. 4.06(x) Reperforming Loans                                            207
Sec. 4.06(x) Reperforming Loan Balances                          14,607,162.88

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                     2,100,629.57
Principal Prepayments Group 2                                     3,003,829.76

Sec. 4.06(xii) Prepayment Penalties/Premiums                         70,859.03

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                        92,694.13
Current Realized Losses Incurred in Group 2                        53,333.71
Cummulative Realized Losses Incurred in Group 1                    390,322.57
Cummulative  Realized Losses Incurred in Group 2                   99,485.58




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00

Current Period Relief Act Interest Shortfalls                       11,893.12

Class A1A Interest Accrual Relief Act Reduction                  1,197.17
Class A2A Interest Accrual Relief Act Reduction                  2,728.74
Class A2B Interest Accrual Relief Act Reduction                  575.89
Class AIO Interest Accrual Relief Act Reduction                  5,029.82
Class M1  Interest Accrual Relief Act Reduction                  613.10
Class M2  Interest Accrual Relief Act Reduction                  609.20
Class B1  Interest Accrual Relief Act Reduction                  409.95
Class B2  Interest Accrual Relief Act Reduction                  729.25
Total Class Interest Accrual Relief Act Reduction                11,893.12


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                  0.00

Sec. 4.06(xxi) Trustee Fee Paid                                  1,495.27

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 15.9394%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                        6,587,342.35
Interest Remittance Amount                             1,540,132.12
Principal Remittance Amount                            5,047,210.23

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

